Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act imposes the filing requirements of Section 16 of the 1934 Act upon (i) the Fund’s directors and officers, (ii) the Fund’s investment adviser and certain of their affiliated persons and (iii) every person who is directly or indirectly the beneficial owner of more than 10% of any class of the Fund’s outstanding securities (other than short-term paper). Based solely on a review of the copies of Section 16(a) forms furnished to the Fund, or written representations that no Forms 5 were required, the Fund believes that during the Fund’s most recently completed fiscal year all such filing requirements were complied with, except for a late Form 3 filing by each of the newly appointed portfolio managers of the Fund, Ronald Schwartz and Dusty Self.